Travelers
Corporate
Loan Fund Inc.

Quarterly Report
June 30, 1999

[GRAPHIC]

Travelers Corporate Loan Fund Inc.

[PHOTO]         [PHOTO]

HEATH B.        GLENN N.
MCLENDON        MARCHAK

Chairman        Vice President and
                Investment Officer

Dear Shareholder:

We are pleased to provide you the fiscal third quarter report for the Travelers Corporate Loan Fund Inc. ("Fund") for the period ended June 30, 1999. We hope you find this report to be useful and informative. This report covers the period from the Fund's inception, November 20, 1998 through June 30, 1999 ("Reporting Period"). Over the Reporting Period, the Fund distributed income dividends totaling $0.56 per share. The table below shows the annualized distribution rate based on the Fund's initial offering price ("OP"), net asset value per share ("NAV") at June 30, 1999 and the New York Stock Exchange ("NYSE") closing price at June 30, 1999.

                  Price                  Annualized
                Per Share             Distribution Rate*
                ---------             ------------------
              $15.00 (OP)                 7.50%
              $15.20 (NAV)                7.40%
              $14.125 (NYSE)              7.97%

Portfolio Review
Consistent with our original strategy, the Fund's portfolio is comprised entirely of corporate loans of U.S. issuers. The loans in the portfolio continue to perform well. Since our last report, we have improved portfolio diversification by adding loans to new issuers, decreasing the average loan size per issuer and increasing the number of industries in which we are invested.

At June 30, 1999, we had total net assets of approximately $149 million. The portfolio was invested in 20 industries with the largest industry concentration being 11.7% to the Media - Non-Cable industry. We have made loans to 41 issuers with the largest loan to one issuer being $10,532,403. We believe that the Fund is well diversified and we will continue to make improvements to diversification at the margin. Also, the NAV performance of the Fund has continued to be positive.

----------
* This distribution assumes a current monthly income dividend rate of $0.09375 per share for twelve months.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             1

At June 30, 1999, our NAV was $15.20 per share. We continue to maintain a comfortable margin over our NAV at the inception of the Fund of $15.00 per share.

In the last quarter, we have seen the stock price of the Fund continue to move up. Our closing price at June 30, 1999 was $14.125 and has closed at $14.250 since then with interday trading as high as $14.3125. Also, the performance of the corporate loan asset class has shown improvement since our last report. We attribute this improved performance to a general expectation for higher interest rates, more turbulence in the high yield bond market and a general increase in volatility across the financial markets all of which tend to make the corporate loan asset class more attractive on a relative basis.

On June 30, 1999, the Federal Reserve Board ("Fed") increased short-term interest rates by 25 basis points. As the loans in the Fund's portfolio are based off of LIBOR, a short-term interest rate, the rate increase should improve the return on the portfolio, all other things being equal. Since the loans in the Fund's portfolio have varying interest rate reset dates, it will take some time for the full effect of the rate increase to completely work its way into the portfolio.

Investment Strategy
Our investment strategy has not changed appreciably since our last report. We continue to focus on finding the highest quality assets at reasonable prices. As previously noted, the Fund's portfolio is now well diversified and we will continually look to improve diversification at the margin. As the environment in the financial markets has grown more volatile, we have become more selective in the assets we add to the portfolio. At the same time, we continually monitor the existing portfolio in an attempt to identify negative trends in advance of the occurrence of a credit problem and to ensure that the changing economic landscape has not resulted in an unacceptably high level of vulnerability for any of the loans in the portfolio.

Our goal remains constant: work hard to optimize the diversification of the portfolio and operate successfully within the confines of our high credit standards. We look to bring our shareholders the best combination of quality and price in the assets we purchase and to achieve the best risk-adjusted returns available from corporate loans.

Corporate Loan Market Update and Outlook
Supply of new product was very active in the second quarter of 1999. In fact, the second quarter was a record quarter for new issuance. We evaluated many new opportunities and added a number of new loans to the Fund's portfolio. The high level of activity in the market was timely in the sense that we were able to reach our diversification objectives more quickly than expected.


--------------------------------------------------------------------------------
2                                          1999 Quarterly Report to Shareholders

Since the end of the second quarter, new product flow has slowed and, at the same time, investors have become more discriminating. The net result is that credit structures have remained sound and pricing for new issues have firmed. Summer slowdowns are typical in the loan market and we expect that new product generation will continue to be slow until September.

While the secondary market was strong through the second quarter, we have more recently seen a slowdown in investor appetite and a resulting softness in the market. As there continue to be reports of a significant amount of capital inflows coming over the next few months, we believe this softness in the market should be temporary.

Although we expect loan market activity to escalate in September, fourth quarter activity is difficult to gauge at this point as the uncertainties surrounding the Y2K issue obscure our vision beyond a short-term horizon. Irrespective of the outcome, we think that the Fund is well positioned and we do not foresee the need to be an active buyer in the fourth quarter outside of filling marginal needs created by typical loan runoff. As such, we expect that we will remain in the enviable position of being able to pick our spots in making changes to the Fund's portfolio.

Economic Outlook
If U.S. economic growth continues at its first half pace, it is logical for interest rates to continue to move up. While many have been forecasting a slowing of economic growth for some time, high employment levels and strong stock market performance continue to buoy consumers through the second quarter of 1999. Improvements in foreign economies and strength in commodity prices like oil, lumber and copper also put upward pressure on interest rates.

In response to the continuing strong economic activity and apparent improvement in foreign economies, the Fed raised short-term interest rates by 25 basis points on June 30, 1999. Although the equity market has pulled back more recently, the financial markets appear to have largely priced in another rate increase coming at the next Fed meeting on August 24, 1999. We believe that there is a high probability that the Fed will increase short-term interest rates at the next meeting. Nevertheless, it is clear that the trend at this point is for higher rates going forward.

As short-term rates increase, the earnings from the Fund's portfolio should also increase. So long as interest rates do not increase to a point where they significantly choke off economic activity, the current interest rate environment should be favorable to the corporate loan asset class and the Fund.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             3

In closing, thank you for investing in the Travelers Corporate Loan Fund Inc. We look forward to achieving our objectives of maximizing current income consistent with prudent efforts to preserve capital. We will seek the best risk adjusted returns available in the corporate loan asset class and work diligently to provide you with a stable, long-term investment offering competitive returns.

Sincerely,


/s/ Heath B. McLendon       /s/ Glenn N. Marchak

Heath B. McLendon           Glenn N. Marchak
Chairman                    Vice President and
                            Investment Officer

August 11, 1999


--------------------------------------------------------------------------------
4                                          1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 1999
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
     FACE                                                            LOAN        STATED
    AMOUNT                          SECURITY                         TYPE       MATURITY           VALUE
===========================================================================================================
SENIOR COLLATERALIZED LOANS -- 98.6%
Aerospace/Defense -- 4.7%
$   9,937,475    Decrane Aircraft Holdings                          Term B       9/30/05        $ 9,968,282
-----------------------------------------------------------------------------------------------------------
Automotive -- 8.9%
    5,000,000    American Axle & Manufacturing Inc.                 Term B       4/30/06          5,015,500
    3,750,000    Dura Automotive Systems                            Term B        3/3/06          3,764,250
    3,000,000    Federal Mogul Corp.                                Term B      12/19/05          3,005,700
    1,973,684    JL French Automotive                               Term B       11/7/06          1,983,553
    4,975,000    Stoneridge Inc.                                    Term B      12/31/05          4,972,015
-----------------------------------------------------------------------------------------------------------
                                                                                                 18,741,018
-----------------------------------------------------------------------------------------------------------
Building Materials -- 1.4%
    2,985,000    Panolam Industries International                   Term B       1/29/06          2,981,418
-----------------------------------------------------------------------------------------------------------
Chemicals -- 6.2%
    4,884,614    Ethyl Corp.                                        Term         2/18/07          4,884,614
    5,213,072    Lyondell Petrochemical Co.                         Term B       6/30/05          5,222,977
    2,992,500    Lyondell Petrochemical Co.                         Term E       5/20/06          3,022,425
-----------------------------------------------------------------------------------------------------------
                                                                                                 13,130,016
-----------------------------------------------------------------------------------------------------------
Consumer Products -- 4.0%
      460,000    American Safety Razor                              Term B       1/31/05            459,448
    2,869,450    Doane Pet Care Co.                                 Term B      11/12/05          2,880,356
    3,100,547    Doane Pet Care Co.                                 Term C      11/12/06          3,112,330
    2,000,000    Holmes Product Corp.                               Term B        2/5/07          2,002,600
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,454,734
-----------------------------------------------------------------------------------------------------------
Financial Institutions -- 2.7%
    2,000,000    Bridge Information Systems                         Multi-Draw    5/2/03          2,003,800
    3,750,000    Bridge Information Systems                         Term B       5/29/05          3,761,625
-----------------------------------------------------------------------------------------------------------
                                                                                                  5,765,425
-----------------------------------------------------------------------------------------------------------
Food -- 0.7%
    1,396,500    New World Pasta Co.                                Term B       1/28/06          1,405,298
-----------------------------------------------------------------------------------------------------------
Health Care -- 6.6%
    1,500,000    Dade Behring                                       Term B       6/29/06          1,502,850
    1,500,000    Dade Behring                                       Term C       6/29/07          1,502,850
      540,107    Express Scripts, Inc.                              Term B       4/30/05            540,810
    3,500,000    Oxford Health Plans                                Term B       5/13/03          3,497,900
    6,852,358    Stryker Corp.                                      Term B       12/4/05          6,878,397
-----------------------------------------------------------------------------------------------------------
                                                                                                 13,922,807
-----------------------------------------------------------------------------------------------------------
Independent Energy -- 4.7%
   10,000,000    Heating Oil Partners                               Term B       9/30/03          9,975,000
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1999
--------------------------------------------------------------------------------

     FACE                                                            LOAN        STATED
    AMOUNT                          SECURITY                         TYPE       MATURITY           VALUE
===========================================================================================================
Industrial - Other -- 7.6%
$   3,000,000    General Cable Corp.                                Term B       5/28/07        $ 3,009,300
    4,894,736    SPX Corp.                                          Term A       10/6/04          4,901,100
    4,962,499    SPX Corp.                                          Term B       9/30/06          5,012,125
    3,000,000    Western Industries Inc.                            Term B       6/23/06          2,998,200
-----------------------------------------------------------------------------------------------------------
                                                                                                 15,920,725
-----------------------------------------------------------------------------------------------------------
Media - Cable -- 4.0%
    5,000,000    Charter Communications Operating LLC               Term B      12/30/07          5,015,500
    3,500,000    TWFanch-One Co.                                    Term B        2/4/08          3,515,400
-----------------------------------------------------------------------------------------------------------
                                                                                                  8,530,900
-----------------------------------------------------------------------------------------------------------
Media - Non-Cable -- 11.7%
    4,900,000    21st Century Newspapers                            Term B       9/15/05          4,881,870
    2,000,000    American Media Operations                          Term B        5/6/07          1,944,375
    3,885,625    Capstar Broadcasting                               Term B       5/31/05          3,887,957
    5,000,000    Emmis Communications                               Term B       2/28/07          4,998,500
    4,000,000    Susquehanna Media Co.                              Term B       4/30/05          4,022,400
    5,000,000    Ziff-Davis Inc.                                    Term B       3/31/06          5,019,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 24,754,102
-----------------------------------------------------------------------------------------------------------
Metals -- 2.3%
    4,996,000    Ucar International Inc.                            Term B      12/31/01          4,946,040
-----------------------------------------------------------------------------------------------------------
Other - Energy -- 1.4%
    3,000,000    TransMontaigne Inc.                                Term         6/30/06          2,988,900
-----------------------------------------------------------------------------------------------------------
Packaging -- 2.4%
    4,975,000    Graham Packaging Co.                               Term D       1/31/07          4,977,985
-----------------------------------------------------------------------------------------------------------
Paper -- 8.1%
    9,950,000    Jefferson Smurfit Co.                              Term B       3/24/06         10,005,720
    3,517,561    Packaging Corp. of America                         Term B        4/1/07          3,548,516
    3,517,561    Packaging Corp. of America                         Term C        4/1/08          3,548,517
-----------------------------------------------------------------------------------------------------------
                                                                                                 17,102,753
-----------------------------------------------------------------------------------------------------------
Pharmaceuticals -- 6.4%
   10,473,750    King Pharmaceuticals, Inc.                         Term B      12/28/06         10,532,403
    2,947,556    Roberts Pharmaceuticals Corp.                      Term B        7/1/04          2,944,019
-----------------------------------------------------------------------------------------------------------
                                                                                                 13,476,422
-----------------------------------------------------------------------------------------------------------
Real Estate Investment Trust -- 4.7%
   10,000,000    Starwood Hotels and Resorts                        IRN          2/23/03         10,013,000
-----------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                          1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 1999
--------------------------------------------------------------------------------

     FACE                                                            LOAN        STATED
    AMOUNT                          SECURITY                         TYPE       MATURITY           VALUE
===========================================================================================================
Telecommunications -- 8.2%
$   4,975,000    Centennial Cellular Operating Co.                  Term B       5/31/07      $   4,996,890
    4,975,000    Centennial Cellular Operating Co.                  Term C      11/30/07          4,996,890
    7,375,490    Superior TeleCom Inc.                              Term B      11/27/05          7,416,794
-----------------------------------------------------------------------------------------------------------
                                                                                                 17,410,574
-----------------------------------------------------------------------------------------------------------
Transportation -- 1.9%
    4,000,000    Sea Containers                                     IRN          5/19/00          3,970,000
-----------------------------------------------------------------------------------------------------------
                 TOTAL SENIOR COLLATERALIZED LOANS
                 (Cost -- $207,508,955)                                                         208,435,399
===========================================================================================================
SHORT-TERM INVESTMENTS -- 1.4%
Time Deposit -- 1.4%
    3,000,000    Chase Manhattan Bank 4.750% due 7/1/99
                 (Cost -- $3,000,000)                                                             3,000,000
===========================================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $210,508,955*)                                                       $211,435,399
===========================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

      Abbreviations used in schedule:
      Term -- Term Loan
      Term B -- Term Loan B
      Term C -- Term Loan C
      Term D -- Term Loan D
      Multi Draw -- Multi Draw Term Loan
      IRN -- Increasing Rate Note

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             7

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 1999
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $210,508,955)                     $211,435,399
   Cash                                                                    9,119
   Interest receivable                                                 1,226,617
   Organization costs                                                     91,110
   Other assets                                                            8,769
--------------------------------------------------------------------------------
   Total Assets                                                      212,771,014
--------------------------------------------------------------------------------
LIABILITIES:
   Notes payable                                                      63,000,000
   Dividends payable                                                     348,979
   Management fees payable                                               202,088
   Interest payable                                                      167,864
   Accrued expenses                                                      413,023
--------------------------------------------------------------------------------
   Total Liabilities                                                  64,131,954
--------------------------------------------------------------------------------
Total Net Assets                                                    $148,639,060
================================================================================
NET ASSETS:
   Par value of capital shares                                      $      9,782
   Capital paid in excess of par value                               146,490,218
   Undistributed net investment income                                 1,038,882
   Accumulated net realized gain from security transactions              173,734
   Net unrealized appreciation of investments                            926,444
--------------------------------------------------------------------------------
Total Net Assets                                                    $148,639,060
================================================================================
Shares Outstanding                                                     9,781,667
--------------------------------------------------------------------------------
Net Asset Value                                                           $15.20
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                          1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Period Ended June 30, 1999(a)

INVESTMENT INCOME:
   Interest                                                        $  9,145,824
   Less: Interest expense                                            (1,106,414)
-------------------------------------------------------------------------------
   Total Investment Income                                            8,039,410
-------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                           1,109,330
   Amortization of deferred organization costs (Note 1)                 215,890
   Shareholder communications                                            88,023
   Audit and legal                                                       70,418
   Directors' fees                                                       28,643
   Shareholder and system servicing fees                                 22,570
   Custody                                                                7,042
   Other                                                                 46,822
-------------------------------------------------------------------------------
   Total Expenses                                                     1,588,738
-------------------------------------------------------------------------------
Net Investment Income                                                 6,450,672
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
   Realized Gain From Security Transactions
   (excluding short-term securities):
      Proceeds from sales                                            86,722,930
      Cost of securities sold                                        86,549,196
-------------------------------------------------------------------------------
   Net Realized Gain                                                    173,734
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
      Beginning of period                                                    --
      End of period                                                     926,444
-------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                              926,444
-------------------------------------------------------------------------------
Net Gain on Investments                                               1,100,178
-------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $  7,550,850
===============================================================================

(a) For the period from November 20, 1998 (commencement of operations) to June 30, 1999.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             9

--------------------------------------------------------------------------------
Statement of Changes in Net Assets (unaudited)
--------------------------------------------------------------------------------

For the Period Ended June 30, 1999(a)

OPERATIONS:
   Net investment income                                           $  6,450,672
   Net realized gain                                                    173,734
   Increase in net unrealized appreciation                              926,444
-------------------------------------------------------------------------------
   Increase in Net Assets from Operations                             7,550,850
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                             (5,411,790)
-------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders         (5,411,790)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
   Net proceeds from sale of shares                                 146,500,000
   Cost of shares reacquired                                                 --
-------------------------------------------------------------------------------
   Increase in Net Assets From Fund Share Transactions              146,500,000
-------------------------------------------------------------------------------
Increase in Net Assets                                              148,639,060

NET ASSETS:
   Beginning of period                                                       --
-------------------------------------------------------------------------------
   End of period*                                                  $148,639,060
===============================================================================
* Includes undistributed net investment income of:                 $  1,038,882
===============================================================================

(a) For the period from November 20, 1998 (commencement of operations) to June 30, 1999.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Cash Flows (unaudited)
--------------------------------------------------------------------------------

For the Period Ended June 30, 1999(a)

CASH FLOWS USED BY OPERATING AND INVESTING ACTIVITIES:
   Interest received                                              $   7,586,242
   Operating expenses paid                                             (880,539)
   Interest payments on bank loans                                     (937,319)
   Deferred organization costs                                         (194,197)
   Purchases of portfolio securities                               (296,725,187)
   Proceeds from disposition of long-term securities                 86,722,930
-------------------------------------------------------------------------------
   Net Cash Used By Operating and Investing Activities             (204,428,070)
-------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Net Borrowings under line-of-credit agreement                     63,000,000
   Proceeds from issuance of Common Stock                           146,500,000
   Cash dividends paid on Common Stock                               (5,062,812)
-------------------------------------------------------------------------------
   Net Cash Provided By Financing Activities                        204,437,188
-------------------------------------------------------------------------------
NET INCREASE IN CASH                                                      9,119
Cash -- Beginning of Period                                                  --
-------------------------------------------------------------------------------
Cash -- End of Period                                             $       9,119
================================================================================
RECONCILIATION OF INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH USED BY
OPERATING AND INVESTING ACTIVITIES:
   Increase in net assets from operations                         $   7,550,850
-------------------------------------------------------------------------------
   Amortization of discount on securities                              (586,233)
   Increase in investments                                         (210,849,166)
   Increase in deferred organization costs                              (91,110)
   Increase in other assets                                              (8,769)
   Increase in interest payable                                         167,864
   Increase in dividends and interest receivable                     (1,226,617)
   Increase in accrued expenses                                         615,111
-------------------------------------------------------------------------------
   Total Adjustments                                               (211,978,920)
-------------------------------------------------------------------------------
Net Cash Used By Operating and Investing Activities               $(204,428,070)
================================================================================

(a) For the period from November 20, 1998 (commencement of operations) to June 30, 1999.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            11

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Travelers Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date and collateralized senior loans are accounted for on settlement date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (l) collateralized senior loans will be valued at readily ascertainable market values and in the absence at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, SSBC Fund Management Inc. ("SSBC") the Fund's investment adviser, with the assistance of the Travelers Asset Management International Corporation ("TAMIC"), the sub-adviser, will consider among other factors: (i) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (ii) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (iii) recent market prices for similar loans, if any; and (iv) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions; SSBC may also consider prices or quotations, if any, provided by


--------------------------------------------------------------------------------
12                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SSBC will not rely solely on such prices or quotations.

Organization costs are being amortized on a straight-line basis over a one-year period, which began with the Fund's inception in November 1998.

2. Management Agreement and Transactions with Affiliated Persons

SSBC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which is a wholly-owned subsidiary of Citigroup, Inc., acts as investment adviser for the Fund. The Fund pays SSBC a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average weekly assets. This fee is calculated weekly and paid monthly.

SSBC has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a subadvisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SSBC pays TAMIC a fee of 0.50% of the value of the Fund's average weekly assets for the services TAMIC provides as sub-adviser. This fee is calculated weekly and paid monthly.

All officers and one Director of the Fund are employees of either Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH or its affiliates.

3. Investments

During the period ended June 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $293,725,187
--------------------------------------------------------------------------------
Sales                                                                 86,722,930
================================================================================

At June 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                       $ 1,080,527
Gross unrealized depreciation                                          (154,083)
-------------------------------------------------------------------------------
Net unrealized appreciation                                         $   926,444
===============================================================================


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Commitments

The Fund has entered into a 364 day revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $73.5 million from a syndicate of major financial institutions. The 364 day revolving credit agreement matures on February 1, 2000 and the three year revolving credit agreement matures on February 1, 2002. Borrowing rates under both of these agreements are based on a fixed spread over LIBOR or the Prime Rate. The Fund pays a facility fee quarterly at 0.10% and 0.15% per annum for the 364 day and three year revolving credit agreements, respectively. The amount of aggregate borrowings outstanding at June 30, 1999 was $63.0 million at a weighted average interest rate of 5.497%, which represented 29.75% of net assets plus borrowings. Average aggregate borrowings for the period ended June 30, 1999, were $52,537,422 and the average annualized interest rate was 5.36%.

5. Offering Costs

Offering costs of $607,394 were incurred at the inception of the Fund. Of this amount, $382,395 was paid by SSBC.

6. Capital Shares

At June 30, 1999, the Fund had 150,000,000 shares of capital stock authorized, all initially classified as one class called Common Stock (the "Common Stock") with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

                                                         Period Ended
                                                       June 30, 1999(a)
                                                   --------------------------
                                                   Shares              Amount
================================================================================
Shares sold                                      9,781,667          $146,500,000
Shares reacquired                                       --                    --
--------------------------------------------------------------------------------
Net Increase                                     9,781,667          $146,500,000
================================================================================

(a) For the period from November 20, 1998 (commencement of operations) to June 30, 1999.


--------------------------------------------------------------------------------
14                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout the period ended June 30:

                                                                         1999(1)
================================================================================
Net Asset Value, Beginning of Period                             $      15.00
-----------------------------------------------------------------------------
Income From Operations:
    Net investment income                                                0.67
    Net realized and unrealized gain                                     0.09
-----------------------------------------------------------------------------
Total Income From Operations                                             0.76
-----------------------------------------------------------------------------
Less Distributions From:
    Net investment income                                               (0.56)
-----------------------------------------------------------------------------
Total Distributions                                                     (0.56)
-----------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      15.20
-----------------------------------------------------------------------------
Total Return, Based on Market Value++                                   (2.04)%
-----------------------------------------------------------------------------
Total Return, Based on Net Asset Value++                                 5.42%
-----------------------------------------------------------------------------
Net Assets, End of Period (000s)                                 $    148,639
-----------------------------------------------------------------------------
Ratios to Average Net Assets+:
    Net investment income                                                7.29%
    Interest expense                                                     1.25
    Organization expense                                                 0.24
    Other expenses                                                       1.55
-----------------------------------------------------------------------------
Portfolio Turnover Rate                                                    49%
-----------------------------------------------------------------------------
Market Value, End of Period                                      $     14.125
=============================================================================

(1)   For the period from November 20, 1998 to June 30, 1999 (unaudited).

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            15

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by First Data Investor Services Group, Inc. ("Plan Agent") as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by First Data Investor Services Group, Inc., as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition


--------------------------------------------------------------------------------
16                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's


--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            17

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8030, Boston, Massachusetts 02266-8030.


--------------------------------------------------------------------------------
18                                         1999 Quarterly Report to Shareholders

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

                      [This page intentionally left blank]

Directors

Allan J. Bloostein
Martin Brody
Dwight Crane
Robert Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Glenn N. Marchak
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser

SSBC Fund Management Inc.

Sub-Investment Adviser

Travelers Asset Management
International Corporation

Custodian

PNC Bank, N.A.

Shareholder
Servicing Agent

First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is intended only for shareholders of Travelers Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Travelers Corporate
Loan Fund Inc.
388 Greenwich Street
New York, New York 10013

FD01693 8/99